[LOGO EATON VANCE]
ANNUAL REPORT AUGUST 31, 2001                                 [PHOTO OF A CITY]

[ART OF A DRAGON]                 EATON VANCE
                                  GREATER CHINA
                                     GROWTH
                                      FUND

[PHOTO OF GREAT WALL OF CHINA]

EATON VANCE GREATER CHINA GROWTH FUND                     AS OF AUGUST 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]

JAMES B. HAWKES
PRESIDENT

On September 11, 2001, the world was shocked by terrorist attacks on New York City, Washington, D.C. and Shanksville, Pennsylvania. We at Eaton Vance have been profoundly saddened by these events and we extend our prayers and condolences to all the families that have been affected by this tragedy.

While the nation has paused to mourn its losses, we have seen daily on display the very qualities that have made America the wonder of the world: unfailing courage in a moment of peril, persistence in the face of adversity and the determination among government, businesses and individuals to help their fellow citizens. Acts of heroism, large and small, have inspired and encouraged us all. We believe that, over time, these essential strengths will help lead the nation and the world on the road to recovery.

In the short-term, more uncertainty and some economic hurdles...

To be sure, in the aftermath of these attacks, the world's economy may face more uncertainty in the coming year. That includes the China region. These events occurred as the region's economy was already entering a slowdown. Initially, U.S. consumer confidence may have suffered somewhat, a development that may hurt some regional exporters of consumer electronics in the near-term. However, mainland China has continued to generate robust domestic activity and, as a result of that internal growth, has registered unusually strong GDP growth. We believe that China will remain a strong engine for growth in Asia. In the first six months of 2001 alone, China received $24 billion in foreign direct investment, a 21.7% rise over 2000. In addition, the announcement that China will host the 2008 Summer Olympic Games has paved the way for an anticipated $20 billion in modernization. With China expected to enter the World Trade Organization in 2002, that nation is now poised to become an increasingly important participant on the world economic stage.

Freedom - the key to opportunity - met the challenge of September 11...

Freedom was the real target on September 11, and, once again, rose to meet the challenge. History has shown that free market economies are the key to opportunity. In the past decade alone, billions of people in greater China and other emerging markets have overwhelmingly embraced that concept: that market economies and private enterprise can foster growth and raise hopes for a better life.

The recent past has been painful, but we are confident that China's growth trend remains on track and believe that the future will bring more opportunities in the China region. In the pages that follow, portfolio manager Adaline M. Ko reviews the past year and looks ahead to the coming year.

Sincerely,

/s/ JAMES B. HAWKES

James B. Hawkes
President
October 5, 2001

Fund Information
as of August 31, 2001

PERFORMANCE (1)                                     CLASS A     CLASS B      CLASS C
Average Annual Total Returns (at net asset value)

One Year                                            -39.18%     -39.73%     -39.70%
Five Years                                           -8.62       -9.17       -9.24
Life of Fund+                                        -0.42       -3.03       -8.11

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                            -42.70%     -42.75%     -40.30%
Five Years                                           -9.69       -9.54        9.24
Life of Fund+                                        -1.08       -3.03       -8.11

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93

TEN LARGEST HOLDINGS (2)

HSBC Holdings PLC                                      7.8%
Hutchison Whampoa                                      6.8
Cheung Kong Holdings Ltd.                              6.5
China Mobile                                           4.0
Samsung Electronics                                    4.0
Hon Hai Precision Industry                             3.7
Petrochina Co. Ltd.                                    3.2
Taiwan Semiconductor Manufacturing Co.                 2.8
Global Bio-Chem Technology Group, Ltd.                 2.8
Compal Electronics                                     2.8

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

(2) Ten largest holdings accounted for 44.4% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


           Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
  Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE GREATER CHINA GROWTH FUND                     AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION

[PHOTO OF ADALINE M. KO]

ADALINE M. KO
PORTFOLIO MANAGER

AN INTERVIEW WITH ADALINE M. KO, DIRECTOR, LLOYD GEORGE MANAGEMENT, INVESTMENT ADVISER TO GREATER CHINA GROWTH PORTFOLIO.

Q: Adaline, the past year has been very challenging for the markets of the Greater China region. How did the Fund perform?

A: Clearly, this has been a difficult year for the region, as well as for the global economy and the Fund's performance reflects that. Eaton Vance Greater China Growth Fund Class A shares had a total return of -39.18% for the year ended August 31, 2001. That return was the result of a decrease in net asset value per share (NAV) from $14.19 on August 31, 2000 to $8.63 on August 31, 2001.(1)

     Class B shares had a total return of -39.73% for the year, the result of a decrease in NAV from $12.71 to $7.66 during the same period.(1)

     Class C shares had a total return of -39.70% for the year, the result of a decrease in NAV from $8.64 to $5.21 during the same period.(1)

     The Fund's returns reflected the impact of a worsening global economy on the China region's emerging markets. In particular, many technology and electronics companies that benefited greatly from the growth surge of the 1990's were hurt as weak economies in the U.S. and Europe resulted in lower shipments and earnings shortfalls. Reflecting the difficult conditions, the Morgan Stanley Capital International All Country Far East Free ex-Japan Index - a widely recognized, unmanaged index of common stocks traded in Asia - had a return of -31.01%.(2)

Q:   What has contributed to the region's difficulties?

A: The sharp declines in the China region markets have mirrored the weakening of key economies, and the Fund's performance reflected those trends. The damage has been most pronounced in markets where the economies have a large exposure to the U.S. economy and the electronics sector. The flagging U.S. economy has resulted in significantly weaker demand for technology products, which has impacted sales of semiconductors and electrical components, key contributors to the economies of Taiwan and South Korea. The region has been hurt additionally by Japan's recession, which has curtailed Japan's ability to purchase goods manufactured in the China region.

     Interestingly, the market declines have occurred even as mainland China has continued to generate very strong growth. China's Gross Domestic Product rose 7.8% in the second quarter, down from 8.1% in the first quarter, but very impressive nonetheless, especially compared to other major economies. China's growth has, in turn, helped the Hong Kong

Five Largest Industry Weightings(3)
By total net assets

[CHART]

Real Estate Operating/Development       12.8%

Financial                                9.7%

Diversified Trading                      6.8%

Telecommunications/Cellular              4.0%

Electric Products                        4.0%

Regional Distribution(3)
As a percentage of common stock investments

[CHART]

Thailand                                 1.5%
Hong Kong                               74.6%
Taiwan                                  17.3%
Korea                                    6.6%

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for the Fund's Class B and Class C shares.

(2)  It is not possible to invest directly in an Index.

(3) Because the Fund is actively managed, Industry Weightings and Regional Distribution are subject to change. All data as of 8/31/01.

EATON VANCE GREATER CHINA GROWTH FUND                     AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION CONT'D

     economy, which has been boosted by continuing investment in machinery and equipment, helping to maintain positive growth for the Hong Kong economy. Nonetheless, the damage to the markets was unnerving to investors.

Q:   How have you positioned the Portfolio in recent months?

A: The Portfolio has kept its primary focus on China and Hong Kong, which continued to generate positive growth. We have become increasingly selective in countries that are highly leveraged to the electronics and semiconductor sectors. Hong Kong, at 74.6%, was the Portfolio's largest country weighting at August 31. Taiwan was the second largest weighting, at 17.3%. South Korea represented a 6.6% weighting.

     From a sector standpoint, real estate development and finance companies were the Portfolio's largest concentrations. Amid the weak Asian economy, interest rates have moved lower throughout the China region, a trend that has historically provided a favorable backdrop for the property and financial sectors.

Q:   How has the Hong Kong economy fared in the current global slowdown?

A: The Hong Kong economy has slowed from its blistering 10% growth rate of 2000. The territory has felt the impact of the slowdown in the U.S., its second largest trading partner. Hong Kong is less dependent on electronics exports that some other countries in the region and has very close ties to China, which has continued to generate relatively strong domestic growth. Hong Kong's exports declined a modest 1.4% in the first half of 2001, showing the economy more resilient than that of its more technology-dependent neighbors. Hong Kong's central bank has cut interest rates in line with the Federal Reserves rate reductions, a move made easier because the Hong Kong currency is pegged to the U.S. dollar. Over time, that should help to reinvigorate the property market while giving a boost to the territory's overall economy. In addition, Hong Kong should benefit from China's entry next year into the World Trade Organization (WTO).

Q:   Where have you focused your Hong Kong investments?

A: Financial services companies remained a major focus in Hong Kong. Despite the regional downturn, direct foreign investment has continued to pour into China. Hong Kong remains the financial hub of the China region and Hong Kong has provided the banking and financial expertise needed to facilitate this investment. This financial expertise will likely be in increasing demand as China enters the WTO. HSBC Holdings PLC is the largest banking company in Hong Kong, and maintains 5,000 offices in 80 countries. HSBC has generated impressive asset growth and maintained earnings momentum in a difficult climate. In addition to widescale cost reductions, the bank has had to make lower-than-expected bad-debt provisions in this weak economy.

     Within the property sector, the Portfolio's largest holding was Cheung Kong Holdings, Ltd. Property prices have been depressed since 1997, when the government announced a massive home-building program. The financial crisis of 1998 exacerbated the decline. On average, prices are roughly 50% below their peak in 1997. With Hong Kong mortgage rates near a 30-year low, any sign of an improved economy could prompt a new wave of home buying. The government has recently indicated that it will take steps to relieve the oversupply of housing, a move that could be a positive for the property sector. In the meantime, Cheung Kong Holdings continues to trade at a steep discount to the company's underlying asset values, which suggests unusually good value.

     The upgrading of telecommunications services and facilities remains a major goal of the mainland Chinese government. Unlike the telecom markets of Europe and the U.S., which have suffered from overcapacity and price wars, subscriber growth rates have remained impressive. China Mobile provides a full range of telecom services to 59 million subscribers in 13 contiguous provinces of coastal China. The company's revenues rose 69% in the first half of 2001, reflecting subscriber growth and rising user fees.

EATON VANCE GREATER CHINA GROWTH FUND                      AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION CONT'D

Q:   Let's turn to Taiwan. How would you characterize the climate there?

A: Taiwan has suffered from the global decline in technology sales, with GDP declining 2.4% in the second quarter of 2001. The damage has been especially severe within the electronics sector, which has suffered declining export demand from the U.S. In addition, the country has been hurt by increasing competition from mainland China, which has siphoned direct investment away from Taiwan. The negative sentiment has been aggravated by a credit crunch. High government debt has led to spending constraints, while bank lending to industry has fallen significantly.

     However discouraging the recent trends have been, Taiwan remains among the world's premier producers of electronics and technology products. While it is hazardous to predict when the technology cycle may rebound, Taiwan is likely to be a prime beneficiary of a recovery. In the meantime, Taiwan boasts very large foreign currency reserves and very low inflation, qualities that should help the country weather the current economic contraction.

Q:   Where has the Portfolio invested in Taiwan?

A: As I indicated, the electronics sector has been very hard-pressed throughout the past year. However, because that segment is such a vital part of the Taiwan economy, it remains a core element of our Taiwan investments. We have focused on the dominant companies that we deem likely to benefit from an eventual upturn in demand. One Portfolio holding, Taiwan Semiconductor Manufacturing (TSMC), is among the largest semiconductor foundries in the world. Roughly one-third of TSMC's chips are used in the manufacture of personal computers. Gradually, over the past year, excess chip inventories have been reduced, which should bode well for TSMC going forward. Another investment, Hon Hai Precision Industry Co. Ltd, manufactures connectors, cable assemblies, chassis, risercards, keyboards, and thermal products for its customers in the computer, communications, and consumer markets. Hon Hai has a global customer base with design and manufacturing centers located throughout the U.S., Europe and Asia.

Q: South Korea was another large commitment of the Portfolio. How has Korea fared in the regional downturn?

A: As a large exporter of consumer electronics, Korea has been hurt by the regional recession, although not to the extent of Taiwan or Singapore. Second quarter GDP growth was 2.7%, its lowest quarterly increase in three years, but well above other countries in the China region. Korea has benefited from continuing strong domestic demand, as private consumption rose 2.9%. In addition, the government has announced a $7.8 billion spending campaign for the second half. Because many Korean companies made dramatic inventory adjustments following the financial crisis of 1998, the economy has not been weighed upon by excesses in the most recent downturn. As a result, employment has remained fairly stable, helping to keep consumer demand relatively strong.

Q:   What were some of the Portfolio's Korean investments?

A: The Portfolio's Korean investments included Samsung Electronics, Korea Telecom and Samsung Securities Co. Samsung Electronics has felt keenly the decline in global chip demand. However, as a leading producer of DRAMs, or high-density memory chips, the company would likely be well-positioned when demand turns higher.

     Korea Telecom is another core holding. The company is the dominant provider of telecom services in Korea, including domestic and international long distance, mobile phones, internet access and data communications. As a result of a major restructuring and significant cost reductions, the company has been able to maintain impressive earnings momentum.

EATON VANCE GREATER CHINA GROWTH FUND AS OF                     AUGUST 31, 2000

MANAGEMENT DISCUSSION CONT'D

     Samsung Securities Co. has been one of the bright spots during the past year. The company offers a wide range of financial services and was the first company to offer mutual funds in Korea. Samsung has pursued an aggressive expansion strategy in recent years, sharply increasing the number of branch offices. Its emphasis on productivity gains has helped Samsung maintain momentum in this difficult market environment.

Q:   Adaline, what is your outlook for the China region in the coming year?

A: The past year has been very difficult for investors in the China region and, understandably, the near-term outlook for the region is guarded, especially following the recent tragic events in the United States. With the slow regional economy and weak export demand from the U.S., it may take some time for the markets to gather new momentum. That is especially true of the technology-centered exporters such as Taiwan and Singapore.

     We are more enthusiastic about China and Hong Kong. Because Hong Kong is less dependent on manufacturing, the territory has a more diversified economic base than other countries in the region and has displayed more economic flexibility. And, of course, Hong Kong benefits from its proximity and close ties to China. China's strong domestic growth and relatively small dependence on exports has largely insulated it from the downturn. China has been the recipient of large foreign investment in anticipation of its WTO entry. Moreover, while the near-term may feature still more uncertainty for export-dependent companies, we believe that companies that have an exposure to China's internal growth may represent good opportunities in the coming year.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GREATER CHINA GROWTH FUND CLASS A vs. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX*

OCTOBER 31, 1992 - AUGUST 31, 2001

[CHART]

PLOT POINTS TO COME

PERFORMANCE                                                       CLASS A         CLASS B         CLASS C
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------------------------------------
One Year                                                           -39.18%         -39.73%        -39.70%
Five Years                                                          -8.62           -9.17          -9.24
Life of Fund+                                                       -0.42           -3.03          -8.11
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------------------------------------
One Year                                                           -42.70%         -42.75%        -40.30%
Five Years                                                          -9.69           -9.54           9.24
Life of Fund+                                                       -1.08           -3.03          -8.11

+ Inception Dates - Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93

* Source: TowersData, Bethesda, MD. Investment operations commenced 10/28/92. Index information is available only at month-end; therefore, the line comparison begins at the month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

     The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Far East Free ex-Japan Index - a broad-based index of common stocks traded in the Asian markets. An investment in the Fund's Class B shares on 6/7/93 at net asset value would have been worth $7,759 on August 31, 2001. An investment in the Fund's Class C shares on 12/28/93 at net asset value would have been worth $5,223 on August 31, 2001. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

     Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable contingent deferred sales charge (CDSC).

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001
Assets
-------------------------------------------------------------------------------
Investment in Greater China Growth Portfolio, at value
   (identified cost, $79,385,549)                                  $ 77,250,160
Receivable for Fund shares sold                                           1,532
Prepaid expenses                                                            445
-------------------------------------------------------------------------------
TOTAL ASSETS                                                       $ 77,252,137
-------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $    137,672
Payable to affiliate for distribution and service fees                   20,054
Accrued expenses                                                         49,267
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  $    206,993
-------------------------------------------------------------------------------
NET ASSETS                                                         $ 77,045,144
-------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------
Paid-in capital                                                    $130,035,202
Accumulated net realized loss from Portfolio (computed on the
   basis of identified cost)                                        (49,741,196)
Accumulated net investment loss                                      (1,113,473)
Net unrealized depreciation from Portfolio (computed on the basis
   of identified cost)                                               (2,135,389)
-------------------------------------------------------------------------------
TOTAL                                                              $ 77,045,144
-------------------------------------------------------------------------------
Class A Shares
-------------------------------------------------------------------------------
NET ASSETS                                                         $ 31,649,350
SHARES OUTSTANDING                                                    3,666,536
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial interest
      outstanding)                                                 $       8.63
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $8.63)                                $       9.16
-------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------
NET ASSETS                                                         $ 41,907,019
SHARES OUTSTANDING                                                    5,469,782
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial interest
      outstanding)                                                 $       7.66
-------------------------------------------------------------------------------
Class C Shares
-------------------------------------------------------------------------------
NET ASSETS                                                         $  3,488,775
SHARES OUTSTANDING                                                      669,715
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial interest
      outstanding)                                                 $       5.21
-------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2001
Investment Income
-------------------------------------------------------------------------------
Dividends allocated from Portfolio (net of foreign taxes,
   $168,266)                                                       $  2,046,417
Interest allocated from Portfolio                                        30,474
Expenses allocated from Portfolio                                    (1,250,906)
-------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                               $    825,985
-------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------
Management fee                                                     $    289,236
Trustees' fees and expenses                                               3,811
Distribution and service fees
   Class A                                                              235,680
   Class B                                                              631,799
   Class C                                                               54,891
Transfer and dividend disbursing agent fees                             258,021
Registration fees                                                        51,295
Printing and postage                                                     47,552
Legal and accounting services                                            24,617
Custodian fee                                                            16,694
Miscellaneous                                                            39,234
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                     $  1,652,830
-------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                      $     16,694
-------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                           $     16,694
-------------------------------------------------------------------------------

NET EXPENSES                                                       $  1,636,136
-------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                $   (810,151)
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $ 13,934,585
   Foreign currency transactions                                       (353,160)
-------------------------------------------------------------------------------
NET REALIZED GAIN                                                  $ 13,581,425
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $(69,985,919)
   Foreign currency                                                       3,440
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               $(69,982,479)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                   $(56,401,054)
-------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(57,211,205)
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                           YEAR ENDED       YEAR ENDED
IN NET ASSETS                                 AUGUST 31, 2001  AUGUST 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment loss                        $      (810,151) $    (1,420,632)
   Net realized gain                               13,581,425        9,396,797
   Net change in unrealized
      appreciation (depreciation)                 (69,982,479)      32,078,984
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                            $   (57,211,205) $    40,055,149
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                 $    37,905,868  $    39,353,670
      Class B                                       1,624,336        4,902,766
      Class C                                       7,725,269       12,423,511
   Cost of shares redeemed
      Class A                                     (50,018,162)     (54,635,414)
      Class B                                     (18,610,671)     (28,847,911)
      Class C                                     (10,391,289)     (13,547,795)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                         $   (31,764,649) $   (40,351,173)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                    $   (88,975,854) $      (296,024)
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                          $   166,020,998  $   166,317,022
------------------------------------------------------------------------------
AT END OF YEAR                                $    77,045,144  $   166,020,998
------------------------------------------------------------------------------
Accumulated net
investment loss included
in net assets
------------------------------------------------------------------------------
AT END OF YEAR                                $    (1,113,473) $    (1,426,578)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CLASS A
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $14.190        $11.400        $ 6.860       $ 17.710
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income (loss)        $(0.045)       $(0.069)       $ 0.012       $  0.013
Net realized and unrealized
   gain (loss)                       (5.515)         2.859          4.528        (10.863)
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(5.560)       $ 2.790        $ 4.540       $(10.850)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.630        $14.190        $11.400       $  6.860
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (39.18)%        24.47%         66.18%        (61.26)%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $31,649        $66,428        $65,299       $ 56,277
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.42%          2.30%          2.33%          2.27%
   Expenses after custodian
      fee reduction(3)                 2.20%          2.08%          2.14%          2.15%
   Net investment income
      (loss)                          (0.40)%        (0.51)%         0.13%          0.11%
Portfolio Turnover of the
   Portfolio                             35%            34%            57%            42%
------------------------------------------------------------------------------------------

 (1) Net investment income (loss) per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CLASS B
                                  ---------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $12.710        $10.260        $ 6.200        $16.130      $ 12.450
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.092)       $(0.120)       $(0.049)       $(0.041)     $ (0.181)
Net realized and unrealized
   gain (loss)                       (4.958)         2.570          4.109         (9.889)        3.921
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(5.050)       $ 2.450        $ 4.060        $(9.930)     $  3.740
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
In excess of net investment
   income                           $    --        $    --        $    --        $    --      $ (0.060)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $    --        $    --        $    --      $ (0.060)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.660        $12.710        $10.260        $ 6.200      $ 16.130
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (39.73)%        23.88%         65.48%        (61.56)%       30.15%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $41,907        $90,742        $92,860        $75,635      $296,586
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.93%          2.77%          2.83%          2.78%         2.66%
   Expenses after custodian
      fee reduction(3)                 2.71%          2.55%          2.64%          2.66%         2.63%
   Net investment loss                (0.91)%        (0.97)%        (0.59)%        (0.40)%       (0.75)%
Portfolio Turnover of the
   Portfolio                             35%            34%            57%            42%           48%
-------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CLASS C
                                  --------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.640        $ 6.980        $ 4.220        $10.970
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment loss                 $(0.063)       $(0.083)       $(0.039)       $(0.025)
Net realized and unrealized
   gain (loss)                       (3.367)         1.743          2.799         (6.725)
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(3.430)       $ 1.660        $ 2.760        $(6.750)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.210        $ 8.640        $ 6.980        $ 4.220
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (39.70)%        23.78%         65.40%        (61.53)%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 3,489        $ 8,851        $ 8,158        $ 6,449
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.92%          2.80%          2.83%          2.79%
   Expenses after custodian
      fee reduction(3)                 2.70%          2.58%          2.64%          2.67%
   Net investment loss                (0.91)%        (0.99)%        (0.69)%        (0.36)%
Portfolio Turnover of the
   Portfolio                             35%            34%            57%            42%
------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (97.6% at August 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2001, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2008, and August 31, 2007, respectively ($1,617,906 and $48,319,431).

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      3,392,867    2,852,762
    Redemptions                               (4,406,245)  (3,899,961)
    ------------------------------------------------------------------
    NET DECREASE                              (1,013,378)  (1,047,199)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        162,908      405,361
    Redemptions                               (1,833,656)  (2,316,022)
    ------------------------------------------------------------------
    NET DECREASE                              (1,670,748)  (1,910,661)
    ------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS C                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      1,096,752    1,536,641
    Redemptions                               (1,451,586)  (1,681,222)
    ------------------------------------------------------------------
    NET DECREASE                                (354,834)    (144,581)
    ------------------------------------------------------------------

4 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2001, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $289,236. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $7,497 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2001. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% of that portion of the Fund's
   Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $129,860, $473,010, and $41,168 for Class A, Class B, and
   Class C shares, respectively to or payable to EVD for the year ended
   August 31, 2001, representing approximately 0.28%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 2001, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,393,000 and $5,494,000 for Class B and Class C shares, respectively.

   The Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the year ended August 31, 2001 amounted to approximately $105,820, $158,789 and $13,723 for Class A, Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of uncovered distribution charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no uncovered distribution charges exist will be credited to the Fund. EVD received approximately $77,000 and $4,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $47,666,202 and $81,343,588, respectively, for the year ended August 31, 2001.

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GROWTH TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund series of Eaton Vance Growth Trust at August 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 5, 2001

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 90.3%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

HONG KONG -- 68.1%

SECURITY                                  SHARES           VALUE
Airport Development / Maintenance -- 1.1%
----------------------------------------------------------------------
Beijing Capital International Airport
Co., Ltd.                                      3,600,000   $   876,957
Engage in aeronautical and
non-aeronautical businesses at the
Beijing Airport.
----------------------------------------------------------------------
                                                           $   876,957
----------------------------------------------------------------------
Auto manufacturer -- 1.3%
----------------------------------------------------------------------
Brilliance China Automotive Holdings,
Ltd.                                           5,974,000   $ 1,034,001
One of China's largest mini-bus
manufacturers.
----------------------------------------------------------------------
                                                           $ 1,034,001
----------------------------------------------------------------------
Banks -- 9.0%
----------------------------------------------------------------------
Bank of East Asia, Ltd.                          414,000   $   947,460
A domestic bank that provides banking
and financial services mainly in Hong
Kong.
HSBC Holdings PLC                                525,200     6,144,403
One of the largest banking and financial
services organizations in the world.
----------------------------------------------------------------------
                                                           $ 7,091,863
----------------------------------------------------------------------
Building - Heavy Construction -- 0.8%
----------------------------------------------------------------------
Hong Kong Construction Holdings, Ltd.(1)       2,208,000   $   257,610
Construction and property development
and investment mainly in the People's
Republic of China.
New World Infrastructure                         735,400       386,571
The group owns roads and bridges,
container terminals in Hong Kong and
China, power stations, water treatment
plants, and information
infrastructure projects.
----------------------------------------------------------------------
                                                           $   644,181
----------------------------------------------------------------------
Commercial Services -- 1.5%
----------------------------------------------------------------------
Cosco Pacific, Ltd.                            2,250,000   $ 1,197,162
Container leasing, handling and storage
business, container terminal operations.
----------------------------------------------------------------------
                                                           $ 1,197,162
----------------------------------------------------------------------
Distribution / Wholesale -- 3.3%
----------------------------------------------------------------------
Digital China Holdings, Ltd.(1)                1,819,000   $   565,544
Distribution of foreign brand IT
products and provision of system
integration services.

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Distribution / Wholesale (continued)
----------------------------------------------------------------------
Li & Fung Ltd.                                 1,580,000   $ 2,015,590
One of the largest global intermediators
between garment suppliers and retailers.
----------------------------------------------------------------------
                                                           $ 2,581,134
----------------------------------------------------------------------
Diversified Financial Services -- 1.4%
----------------------------------------------------------------------
China Everbright, Ltd.                         1,902,000   $ 1,109,543
Involved in banking, insurance, and
securities operations in China.
----------------------------------------------------------------------
                                                           $ 1,109,543
----------------------------------------------------------------------
Diversified Operations -- 12.0%
----------------------------------------------------------------------
Beijing Enterprises Holdings, Ltd.               442,000   $   456,184
A conglomerate that engages in consumer
products, telecom equipment,
transportation infrastructure, tourism
and property investment in Beijing.
China Resources Enterprises Ltd.                 936,000     1,092,042
A red-chip conglomerate involved in
property development and investment,
beverages, petroleum and chemicals, food
processing, distribution and retail.
Citic Pacific, Ltd.                              158,000       350,449
Diversified company engaged in
infrastructure, trading, and
distribution, property and
industrial manufacturing.
Hutchison Whampoa                                633,000     5,396,938
Diversified company with interests in
property development, ports, retailing,
manufacturing, telecommunications,
media, energy, finance and investment.
Wharf Holdings, Ltd.                           1,085,000     2,183,994
Diversified company with interests in
property development and investments,
terminals and warehousing, public
transportation and communications.
----------------------------------------------------------------------
                                                           $ 9,479,607
----------------------------------------------------------------------
Electric - Generation -- 3.0%
----------------------------------------------------------------------
Beijing Datang Power Generation Co.,
Ltd.                                           2,900,000   $   975,999
Aquire, own and operate coal-fired power
plants in China.
Huaneng Power International, Inc.              2,500,000     1,378,258
Largest independant power generation
company in China.
----------------------------------------------------------------------
                                                           $ 2,354,257
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Electronic Components - Miscellaneous -- 1.5%
----------------------------------------------------------------------
Johnson Electric Holdings, Ltd.                  416,000   $   496,019
One of the largest micro-motor producers
in the world.
Varitronix International Ltd.                  1,520,000       711,309
Designs, manufactures and sells liquid
crystal displays and related products.
----------------------------------------------------------------------
                                                           $ 1,207,328
----------------------------------------------------------------------
Finance - Other Services -- 1.0%
----------------------------------------------------------------------
Hong Kong Exchange and Clearing                  658,000   $   826,750
Engaged in the stock exchange, futures
exchange, and securities clearing
services in Hong Kong.
----------------------------------------------------------------------
                                                           $   826,750
----------------------------------------------------------------------
Foods -- 2.8%
----------------------------------------------------------------------
Global Bio-chem Technology Group Co.,
Ltd.                                           8,874,000   $ 2,229,963
The company manufactures corn refined
and corn based biochemical products in
China and researches and develops corn
based biochemical products.
----------------------------------------------------------------------
                                                           $ 2,229,963
----------------------------------------------------------------------
Industrial / Manufacturing -- 0.0%
----------------------------------------------------------------------
CIM Co., Ltd.(1)(2)                            1,800,000   $         0
Diversified company with interests in
property and investment, public
transportation, trading and
hotel operations.
----------------------------------------------------------------------
                                                           $         0
----------------------------------------------------------------------
Insurance -- 1.0%
----------------------------------------------------------------------
China Insurance International Holdings
Co., Ltd.                                      1,996,000   $   825,301
Underwriting and broking of reinsurance
business; underwriting of life and
general insurance business in China.
----------------------------------------------------------------------
                                                           $   825,301
----------------------------------------------------------------------
Mining -- 1.8%
----------------------------------------------------------------------
Yanzhou Coal Mining Co., Ltd.                  4,638,000   $ 1,397,400
Underground mining of prime quality coal
from its mines in Shangdong Province.
----------------------------------------------------------------------
                                                           $ 1,397,400
----------------------------------------------------------------------

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Oil Companies-Integrated -- 3.2%
----------------------------------------------------------------------
PetroChina Co., Ltd.                          12,388,000   $ 2,525,343
An integrated oil and gas company with
operations in China.
----------------------------------------------------------------------
                                                           $ 2,525,343
----------------------------------------------------------------------
Real Estate Operating / Development -- 10.1%
----------------------------------------------------------------------
Cheung Kong Holdings, Ltd.                       560,000   $ 5,169,430
Property development and construction.
New World China Land, Ltd. (1)                 2,038,000       738,150
Property development and investment in
various provinces in the People's
Republic of China.
Sun Hung Kai Properties, Ltd.                    238,000     2,067,323
Property development and investment,
hotel ownership.
----------------------------------------------------------------------
                                                           $ 7,974,903
----------------------------------------------------------------------
Retail - Apparel -- 1.6%
----------------------------------------------------------------------
Giordano International Ltd.                    2,620,000   $ 1,268,062
One of Asia's best managed retailing
operations.
----------------------------------------------------------------------
                                                           $ 1,268,062
----------------------------------------------------------------------
Telecommunications - Cellular -- 4.0%
----------------------------------------------------------------------
China Mobile(1)                                1,023,000   $ 3,193,719
The largest mobile operator in China.
----------------------------------------------------------------------
                                                           $ 3,193,719
----------------------------------------------------------------------
Telecommunications - Services -- 2.0%
----------------------------------------------------------------------
China Unicom, Ltd.(1)                          1,278,000   $ 1,597,562
China's second largest
telecommunications provider.
----------------------------------------------------------------------
                                                           $ 1,597,562
----------------------------------------------------------------------
Television -- 1.7%
----------------------------------------------------------------------
Television Broadcasts, Ltd.                      400,000   $ 1,371,848
Hong Kong's dominant Chinese-language TV
program provider.
----------------------------------------------------------------------
                                                           $ 1,371,848
----------------------------------------------------------------------
Transportation -- 2.4%
----------------------------------------------------------------------
China Merchants Holdings                       2,937,000   $ 1,863,937
Engaged in the Industrial and
Infrastructure business.
----------------------------------------------------------------------
                                                           $ 1,863,937
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Travel Services -- 1.6%
----------------------------------------------------------------------
China Travel International Investment,
Ltd.                                           6,546,000   $ 1,250,502
Hotels, passenger transportation and
tour operations in Hong Kong and
People's Republic of China.
----------------------------------------------------------------------
                                                           $ 1,250,502
----------------------------------------------------------------------
Total Hong Kong
   (identified cost $57,040,972)                           $53,901,323
----------------------------------------------------------------------

REPUBLIC OF KOREA -- 6.1%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Electronic Components - Miscellaneous -- 4.0%
----------------------------------------------------------------------
Samsung Electronics                               21,085   $ 3,132,252
World's largest DRAM company and a
leading mobile handset manufacturer.
----------------------------------------------------------------------
                                                           $ 3,132,252
----------------------------------------------------------------------
Financial -- 0.6%
----------------------------------------------------------------------
Samsung Securities Co., Ltd.(1)                   18,000   $   453,167
Korea's leading securities brokerage
company.
----------------------------------------------------------------------
                                                           $   453,167
----------------------------------------------------------------------
Telecommunications - Services -- 1.5%
----------------------------------------------------------------------
Korea Telecom Corp. ADR                           56,800   $ 1,180,872
Monopolistic telecom service provider
for South Korea
----------------------------------------------------------------------
                                                           $ 1,180,872
----------------------------------------------------------------------
Total Republic of Korea
   (identified cost $3,789,514)                            $ 4,766,291
----------------------------------------------------------------------

TAIWAN -- 14.7%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Chemicals - Diversified -- 1.2%
----------------------------------------------------------------------
Nan Ya Plastic                                 1,180,422   $   905,913
Producer of PVC/non-PVC secondary
processed goods, polyester fibers, PCB's
and CCLs.
----------------------------------------------------------------------
                                                           $   905,913
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Chemicals - Plastics -- 1.2%
----------------------------------------------------------------------
Formosa Plastics Corp.                           888,000   $   938,662
One of the world's largest integrated
plastics manufacturers.
----------------------------------------------------------------------
                                                           $   938,662
----------------------------------------------------------------------
Commercial Banks -- 1.1%
----------------------------------------------------------------------
Bank Sinopac                                   2,076,000   $   898,818
The company provides general commercial
and consumer banking, trust and foreign
currency transaction services.
----------------------------------------------------------------------
                                                           $   898,818
----------------------------------------------------------------------
Computers -- 2.8%
----------------------------------------------------------------------
Compal Electronics                             2,445,327   $ 2,223,668
Production of color monitors, portable
computers, terminals and others.
----------------------------------------------------------------------
                                                           $ 2,223,668
----------------------------------------------------------------------
Electronic Components - Miscellaneous -- 2.0%
----------------------------------------------------------------------
Asustek Computer, Inc.                           433,872   $ 1,583,199
A large motherboard producer in Taiwan
supplying to Intel.
----------------------------------------------------------------------
                                                           $ 1,583,199
----------------------------------------------------------------------
Electronic Connectors -- 3.2%
----------------------------------------------------------------------
Hon Hai Precision Industry                       656,800   $ 2,539,322
Taiwan's largest connector manufacturer
and one of the largest global PC case
manufacturers.
----------------------------------------------------------------------
                                                           $ 2,539,322
----------------------------------------------------------------------
Power Converters / Power Supply
Equipment -- 0.4%
----------------------------------------------------------------------
Delta Electronics                                223,425   $   329,994
Produces switching power supplies, local
area network components and electrical
parts, filters and electrical magnetic
components.
----------------------------------------------------------------------
                                                           $   329,994
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Semiconductor Components / Integrated
Circuits -- 2.8%
----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co.(1)                                         1,212,288   $ 2,246,928
One of the world's largest contract
manufacturers of integrated circuits
(foundry) for third parties.
Winbond Electronics Corp.                            800           419
The company designs, manufactures and
sells integrated circuits and related
products.
----------------------------------------------------------------------
                                                           $ 2,247,347
----------------------------------------------------------------------
Total Taiwan
   (identified cost $10,959,903)                           $11,666,923
----------------------------------------------------------------------

THAILAND -- 1.4%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Electric - Generation -- 1.4%
----------------------------------------------------------------------
Electricity Generating (Foreign)               1,100,000   $ 1,085,650
Involved in privatizing electricity in
Thailand.
----------------------------------------------------------------------
                                                           $ 1,085,650
----------------------------------------------------------------------
Total Thailand
   (identified cost $2,474,939)                            $ 1,085,650
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $74,265,328)                           $71,420,187
----------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

HONG KONG -- 0.0%

SECURITY                                  SHARES           VALUE
Travel Services -- 0.0%
----------------------------------------------------------------------
China Travel International Investment,
Ltd. Warrants, Strike Price HKD 1.22,
Expire 6/30/03                                   803,200   $    44,795
Hotels, passenger transportation and
tour operations in Hong Kong and
People's Republic of China.
----------------------------------------------------------------------
                                                           $    44,795
----------------------------------------------------------------------
Total Hong Kong
   (identified cost $0)                                    $    44,795
----------------------------------------------------------------------
Total Warrants
   (identified cost $0)                                    $    44,795
----------------------------------------------------------------------
Total Investments -- 90.3%
   (identified cost $74,265,328)                           $71,464,982
----------------------------------------------------------------------
Other Assets, Less Liabilities -- 9.7%                     $ 7,652,529
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $79,117,511
----------------------------------------------------------------------

 Company descriptions are unaudited.

 ADR - American Depositary Receipt

 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

TOP TEN HOLDINGS

                                                                                   PERCENTAGE
COMPANY                           INDUSTRY SECTOR                                  OF NET ASSETS    VALUE
--------------------------------------------------------------------------------------------------------------
HSBC Holdings PLC                 Banks                                                   7.8%      $6,144,403
Hutchison Whampoa                 Diversified Operations                                  6.8        5,396,938
Cheung Kong Holdings, Ltd.        Real Estate Operating/ Development                      6.5        5,169,430
China Mobile                      Telecommunications - Cellular                           4.0        3,193,719
Samsung Electronics               Electronic Components - Miscellaneous                   4.0        3,132,252
Hon Hai Precision Industry        Electronic Connectors                                   3.2        2,539,322
PetroChina Co., Ltd.              Oil Companies-Integrated                                3.2        2,525,343
Taiwan Semiconductor              Semiconductor Components/ Integrated Circuits
  Manufacturing Co.                                                                       2.8        2,246,928
Global Bio-chem Technology        Foods
  Group Co., Ltd.                                                                         2.8        2,229,963
Compal Electronics                Computers                                               2.8        2,223,668

INDUSTRY CONCENTRATION -- BELOW ARE THE TOP TEN INDUSTRY SECTORS REPRESENTED IN THE PORTFOLIO OF INVESTMENTS

                                                     PERCENTAGE
COMPANY                                              OF NET ASSETS  VALUE
-------------------------------------------------------------------------------
Diversified Operations                                     12.0%    $ 9,479,607
Real Estate Operating/Development                          10.1       7,974,903
Banks                                                       9.0       7,091,863
Electronic Components - Miscellaneous                       7.5       5,922,779
Electric - Generation                                       4.3       3,439,907
Telecommunications - Cellular                               4.0       3,193,719
Telecommunications - Services                               3.5       2,778,434
Distribution/Wholesale                                      3.3       2,581,134
Electronic Connectors                                       3.2       2,539,322
Oil Companies-Integrated                                    3.2       2,525,343

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001
Assets
-----------------------------------------------------
Investments, at value
   (identified cost, $74,265,328)         $71,464,982
Cash                                        3,032,993
Foreign currency, at value
   (identified cost, $2,616,167)            2,621,036
Receivable for investments sold             1,863,254
Interest and dividends receivable             142,689
Prepaid expenses                                2,284
-----------------------------------------------------
TOTAL ASSETS                              $79,127,238
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for open forward foreign
   currency contracts                     $        78
Accrued expenses                                9,649
-----------------------------------------------------
TOTAL LIABILITIES                         $     9,727
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $79,117,511
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $81,913,386
Net unrealized depreciation (computed on
   the basis of identified cost)           (2,795,875)
-----------------------------------------------------
TOTAL                                     $79,117,511
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2001
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $171,677)                              $  2,086,909
Interest                                        31,070
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  2,117,979
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    888,322
Administration fee                             295,669
Trustees' fees and expenses                     11,476
Legal and accounting services                   63,494
Custodian fee                                  260,545
Miscellaneous                                    6,142
------------------------------------------------------
TOTAL EXPENSES                            $  1,525,648
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $    250,216
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    250,216
------------------------------------------------------

NET EXPENSES                              $  1,275,432
------------------------------------------------------

NET INVESTMENT INCOME                     $    842,547
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 13,710,403
   Foreign currency transactions              (360,100)
------------------------------------------------------
NET REALIZED GAIN                         $ 13,350,303
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(70,881,846)
   Foreign currency                              3,888
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(70,877,958)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(57,527,655)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(56,685,108)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2001  AUGUST 31, 2000
--------------------------------------------------------------------------
From operations --
   Net investment income                  $       842,547  $       942,686
   Net realized gain                           13,350,303        9,602,457
   Net change in unrealized
      appreciation (depreciation)             (70,877,958)      32,170,370
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $   (56,685,108) $    42,715,513
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $    50,608,469  $    59,859,330
   Withdrawals                                (83,986,900)    (101,495,501)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   (33,378,431) $   (41,636,171)
--------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   (90,063,539) $     1,079,342
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   169,181,050  $   168,101,708
--------------------------------------------------------------------------
AT END OF YEAR                            $    79,117,511  $   169,181,050
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------
                                    2001        2000         1999         1998         1997
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.29%        1.25%        1.23%        1.19%        1.19%
   Expenses after custodian
      fee reduction                  1.08%        1.06%        1.05%        1.07%        1.16%
   Net investment income             0.71%        0.51%        1.08%        1.19%        0.72%
Portfolio Turnover                     35%          34%          57%          42%          48%
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $79,118     $169,181     $168,102     $140,649     $537,782
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2001, the adviser fee was equivalent to 0.75% of average daily net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2001, the administrative fee was 0.25% of average daily net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $39,008,008 and $68,448,094, respectively, for the year ended August 31, 2001.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 75,129,680
    ------------------------------------------------------
    Gross unrealized appreciation             $ 13,710,468
    Gross unrealized depreciation              (17,375,166)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (3,664,698)
    ------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at August 31, 2001.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2001.

GREATER CHINA GROWTH PORTFOLIO AS OF AUGUST 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF GREATER CHINA GROWTH PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2001 and 2000 and the supplementary data for each of the years in the five year period ended August 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 2001, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 5, 2001

EATON VANCE GREATER CHINA GROWTH FUND AS OF AUGUST 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE GREATER CHINA GROWTH FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

GREATER CHINA GROWTH PORTFOLIO

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

Adaline Mang-Yee Ko
Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Trustees

Hon. Edward K.Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

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Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC, Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022


                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

            This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

406-10/01                                                                  CGSRC